NASDAQ:ANIX

March 2022

Amit Kumar, PhD
Chairman and CEO
ak@anixa.com

Forward-Looking Statements

Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Anixa Biosciences' current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our most recent Annual Report on Form 10-K as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

Anixa Biosciences: At-a-Glance

Anixa Biosciences is a clinical-stage company collaborating with world-renowned research Institutions to develop first-in-class treatments to prevent and treat unmet needs in oncology and infectious diseases

Overview

NASDAQ: ANIX

- Biotech Bay Area, CA

Strong Balance Sheet

- ~$35MM Cash, No debt

Capital Efficient

- Market Cap = $82M

Investment Highlights

- **Unique, Capital Light Business Model Relies on Partnering of All Laboratory Operations with World-Class Research Centers/Iconic Academic Institutions**
  - Technology exclusively in-licensed; programs developed by Moffitt and Cleveland Clinic
  - No build-out of immense fixed costs; modest rate of funding each program due to offset

- **Leading Therapeutic and Vaccine Candidates Have the Potential to Change the Treatment Landscape in High-Value Categories (Breast and Ovarian Cancer)**
  - FDA has cleared two INDs with one trial having commenced and the other initiating soon

- **Strong Cash Position With No Debt**
  - 4-5 years cash runway
  - Approximately $5M annual burn since 2017

- **Clinical Programs Represent Multi-Billion-Dollar Opportunities**
  - Leveraged for partnering and monetizing products for shareholders

Unique Business Model: Overview

Strategy: Low-Cost Business Model

- Invent/in-license technology platforms
  - Develop technology and programs with partners
    - Leverage existing infrastructure of partner
    - Maintain low overhead and cash burn
    - Allows for multiple orthogonal projects
  - Out-license programs to pharma for late-stage clinical development and commercialization

Key Collaborators

MOFFITT CANCER CENTER

Cleveland Clinic

THE WISTAR INSTITUTE

DEPARTMENT OF DEFENSE · UNITED STATES OF AMERICA

NIH NATIONAL CANCER INSTITUTE

MolGenie

Anixa Business Model


Develop Technologies
Technology Projects
In-license or invent
anixa BIOSCIENCES
Out-license or sale to pharma partner
PHARMA COMPANY
$
Licensing Fee
Milestone Payments
R&D Funding
Equity Investment
Royalty

Key Benefits of Anixa Business Model

- **Low Burn (historically ~$5 MM per year)**
  - Requires minimal dilutive financing
  - Current cash can last for 4-5 years
  - Delays are not as detrimental
- **Modest Staffing (4 full time employees)**
  - Dozens of staff at partner organizations
  - Small headcount means fewer dilutive incentive stock options granted
  - Working with the pre-eminent scientists in particular fields
- **Diversified portfolio of projects**
  - No fixed infrastructure to limit type of project
  - Enables multiple shots on goal
- **Monetize Programs Early**
  - Drug Development can take years to commercialize
  - Partnership enables early monetization and faster commercialization

Four High Value Programs in Oncology and Infectious Disease

Breast Cancer Vaccine

Cleveland Clinic

- Immunize against α-Lactalbumin to prevent Triple Negative Breast Cancer (TNBC) and other breast cancers
- Worldwide license
- Cleveland Clinic collaboration for IND and clinical trials
- $6.2 MM DOD grant to fund pre-clinical work and two Phase 1 clinical trials

Phase 1 trial has commenced

Ovarian Cancer Vaccine

Cleveland Clinic NIH NATIONAL CANCER INSTITUTE

- Immunize against the Extracellular Domain of the Anti-Mullerian Hormone Receptor 2 to prevent Epithelial Ovarian Cancer and other gynecological cancers
- Worldwide license
- Cleveland Clinic collaboration for IND and clinical trials
- Pre-Clinical work in progress
- NCI-PREVENT Program supporting pre-clinical development through IND submission

CAR-T: Cancer Immunotherapy Program

MOFFITT CANCER CENTER THE WISTAR INSTITUTE

- Chimeric Endocrine Receptor T-Cell (CER-T): A new type of CAR-T
- First indication - ovarian cancer (platform for multiple cancer indications)
- Worldwide license

Moffitt Cancer Center Collaboration for IND and clinical trial (IND cleared, August 2021)

Covid-19 Therapeutic

MolGenie

- Targeting main protease (Mpro) of SARS-CoV-2
- Shelf-stable, orally administered pill
- Animal POC studies show comparability to Remdesivir
- Performing combinatorial medicinal chemistry to optimize pharmacokinetics and increase potency

Breast Cancer Vaccine Program

Breast Cancer Vaccine: Retired Tissue Specific Protein

Inventor and PI: Vincent K. Tuohy, Ph.D.

Mort and Iris November Distinguished Chair in Innovative Cancer Research, Cleveland Clinic

Retired Tissue Specific Protein

- Expressed at periods of life, but no longer expressed as we age



α-Lactalbumin
Lactose Synthase
Gal-T1
CH2OH
HO
H
OH
O
Galactose
Glucose
Lactose

α-LACTALBUMIN

- Expressed ***only*** in the breast and ***only*** during lactation
- Expressed in tumor cells, especially Triple Negative Breast Cancer (**TNBC**)
- Our vaccine targets this retired protein
  - Once vaccinated, the patient's immune system is ready to destroy cells expressing the protein as they arise, disallowing cancer to gain critical mass

Triple Negative Breast Cancer (TNBC)

- Most aggressive form of breast cancer
- Prevalent cancer in patients with breast cancer gene (BRCA) mutations

Pre-Clinical Studies: Vaccination Prevents Breast Cancer

Well-Tolerated



Vaccinated mice did not exhibit autoimmune damage, while single T-cell infiltrates were seen in non-lactating breast tissue (arrows)

Robust Pre-Clinical Response



MMTV-neu Mice
Tumor Size (mm²)
100
80
60
40
20
*
Vaccinated
Controls

100% of α-LACTALBUMIN vaccinated mice did not develop breast cancer

80% of un-vaccinated mice developed breast cancer

Data published: *Cancers*, 2016, *8*, 56.

Breast Cancer Vaccine Trial:
Conducted by Cleveland Clinic, Funded by US Department of Defense

An open-label, Phase I dose-escalation trial in which successive cohorts of participants with high-risk for triple-negative breast cancer will be treated with successively higher doses of α-lactalbumin and zymosan

Phase 1a will enroll 18-24 patients who have completed treatment for early-stage, triple-negative breast cancer within the past three years and are currently tumor-free but at high risk for recurrence

Objective (Phase 1A)

To determine the maximum tolerated dose (MTD), dose-limiting toxicity (DLT) incidence and lowest immunologic dose (LID) of the vaccine in patients with early-stage, triple-negative breast cancer as well as monitor immune response.

Design

Participants will receive three vaccinations, each two weeks apart, and will be closely monitored for side effects and immune response.

Data Readout

The study is estimated to be completed in the third quarter of 2022

Phase 1b

- Healthy women with BRCA mutations
- Each woman decided to undergo prophylactic mastectomy
- Will immunize before surgery and monitor antibody and T-cell response and resected tissue

Evaluating the vaccine in breast cancer patients first, prior to healthy women with the BRCA mutations (target population)

Unique opportunity to garner supplemental data after studying breast tissue to determine if T-cells are surveilling the tissue without any visible cancer tumors

Breast Cancer Vaccine: A Significant Market Opportunity

- Prophylactic (preventative) vaccines are administered to the **total** eligible population
- We expect reimbursement for this vaccine to be similar to the cervical cancer vaccine (~$400 retail cost)

U.S.
(Total Eligible Population)

- More than 80 million women are currently 40 or older in the U.S. alone
  - Millions more age into this group annually

Outside U.S.
(Billions of Candidates)

- Approximately 1.4 billion women are 40 and older outside the U.S.

Breast cancer became the most common cancer globally as of 2021, accounting for 12% of all new annual cancer cases worldwide, according to the World Health Organization [1]

[1] Breastcancer.org

Ovarian Cancer Vaccine Program

Ovarian Cancer Vaccine: Retired Tissue Specific Protein

Inventor and PI: Vincent K. Tuohy, Ph.D.

Mort and Iris November Distinguished Chair in Innovative Cancer Research, Cleveland Clinic

Retired Tissue Specific Protein

- Expressed at periods of life, but no longer expressed as we age

- The Extracellular Domain of the Anti-Mullerian Hormone Receptor 2 (ED-AMHR2) is primarily expressed in the ovaries but disappears as a woman reaches and advances through menopause
- The majority of ovarian cancer diagnoses occur after menopause
- AMHR2 is expressed again in the majority of ovarian cancers as well as some other gynecological malignancies
- If we properly immunize a woman against this protein, after she has reached menopause, we should be able to prevent the occurrence of ovarian cancer

Profile: Ovarian Cancer Vaccine

Key Attributes

- Cleveland Clinic collaboration
- NCI funding support via its peer-reviewed **PREVENT** development program
- **PREVENT** is supporting pre-clinical innovative interventions and biomarkers for cancer prevention and interception
- Pre-IND work is being conducted at the NCI under the **PREVENT** Program
- Pre-clinical data published (*Cancer Prev. Res.* 2017, 10(11); 612-624)

Cleveland Clinic

NIH NATIONAL CANCER INSTITUTE

A significant market opportunity:
Eligible candidates for the ovarian cancer vaccine will be similar to the breast cancer patient population only slightly older in age. Though a less common cancer, it's one of the most aggressive reproductive cancers and the prognosis is dire.

Ovarian Cancer CAR-T Program

CAR-T Technology: Background and Opportunity

CAR- Technology has made great inroads in B-Cell cancers

- Durable responses (50-80% of patients)
- Multibillion dollar valuations and big pharma deals
  - Novartis - First approved product by FDA
    - Kymriah for ALL- Acute Lymphoblastic Leukemia
    - Second approval for DLBCL-Diffuse large B-cell Lymphoma
  - KITE - $12BB acquisition by GILD
  - JUNO - $9BB acquisition by CELG

Our Opportunity

- Conventional CAR-T has not worked clinically in solid tumors

Unique Approach →

Anixa has a novel technology for making CAR-T work in multiple solid tumors, beginning with Ovarian Cancer

Anixa's Unique and Targeted CER-T Approach for Solid Tumors

Anixa's CAR-T Program for Ovarian Cancer

Follicle Stimulating Hormone Receptor (FSHR)-mediated CAR-T Technology

Other CAR-T Programs:

Novartis, JUNO, KITE and others working on B-Cell cancers

Chimeric Endocrine Receptor T-Cell


Ovarian Cell
FSHR protein ("Antigen") - found only on ovarian cells
FSH Follicle Stimulating Hormone
T-Cell engineered with FSH to recognize and kill cells with FSHR protein on surface


Cancerous B-cell
CD19 protein (antigen)
scFv-antibody fragment engineered into T-cell
T-Cell engineered to recognize and kill cells with CD-19 protein on surface

FSHR ONLY Expressed in Ovaries and Testes

In Healthy Humans


Relative FSHR mRNA expression
0.0025
0.002
0.0015
0.001
0.0005
0
Only in Fetal Thymus
Adrenal Gland
Brain Cerebellum
Brain whole
Fetal Brain
Colon
Heart
Kidney
Liver
Lung
Placenta
Prostate
Salivary Gland
Skeletal Muscle
Spleen
Thymus
Thyroid gland
Trachea
Uterus
Small Intestine
Stomach
Breast
Ovary
Testis
PBMC

FSHR expressed on the blood vessels of many TUMORS

This therapy will be anti-angiogenic for many types of cancer, enabling a portfolio of therapies for multiple cancers

Source: Perales-Puchalt et al. "Follicle-stimulating hormone receptor is expressed by most ovarian cancers subtypes and is a safe and effective immunotherapeutic target." Clinical Cancer Research. 2017.

Our FSHR-Mediated CAR-T Technology: Dual MoA

- Many tumors have blood vessels where FSHR is expressed even though healthy tissue does not show such expression
  - Physiologically, FSHR may be helpful in enabling tumors to create vasculature
  - Elegant target: outside of the tumor margin, FSHR on blood vessels disappears
- Anti-angiogenesis drugs are a multi-billion-dollar class of drugs, with Avastin the leader with 2017 sales of $7BB

Our FSHR targeted CAR-T may destroy tumor vasculature and starve or shrink the tumor, disrupting FSH from both the inside and outside

Angiogenesis
Tumors induce rapid blood vessel growth to nourish themselves


Formation of new tumor vasculature
These blood vessels are positive for FSHR

Tumors expressing FSHR on vasculature: Lung, Breast, Prostate, Colon, Head & Neck, Pancreatic, Liver, Renal, Ovarian and others

Our FSHR-Mediated CAR-T Program: The First Potential Anti-Angiogenic CAR-T Therapy

Exclusive worldwide license from The Wistar Institute

We Believe Our CER-T Approach Will Work In Solid Tumors, Especially Ovarian Cancer, Where Others Have Failed

1. FSHR is a unique target
2. FSH is a natural ligand (not synthetic)
3. Our approach may provide anti-angiogenic synergy
4. Our CAR-T will execute a dual mechanism of action in destroying the tumor

Previous Challenges:

- The CAR-T cells may not be susceptible to the highly suppressive tumor microenvironment (TME)
- As the CAR-T cells are destroying vasculature, they make it leakier, enabling simultaneous, localized delivery of other agents including chemotherapy
- CAR-T mediated cell death may be more powerful than other anti-angiogenesis drugs

Summary: Our FSHR-Mediated CAR-T Program

- Pre-clinical testing
  - Tested human CAR-T in immunocompromised mice against human ovarian cancer
  - Tested murine CAR-T in immunocompetent mice against murine ovarian cancer
  - Tested human CAR-T in immunocompromised mice against human breast cancer (proof-of-concept)
- Pre-IND work at Moffitt Cancer Center led by highly experienced team
- **IND Cleared in August 2021**
- Ovarian Cancer Clinical Trial
  - Single site, open label, dose-escalation trial
    - Lead by Moffitt Cancer Center
    - Safety focused trial with window to efficacy
  - Clinical trial to commence Q1 ‘22

Data published: *Clinical Cancer Research*, 23(2)January 15, 2017, 441-453

COVID-19 Therapy Program

Covid-19 Therapy Program: A Highly Targeted vs. Repurposed Therapy


Virtual Screening & Scoring
SARS-CoV-2 Enzymes
1.2 Billion Compounds
2-D and 3-D Binding Prediction
Pharmacokinetics (ADME)
Toxicity
Other Drug-Like Properties
in silico Studies
Molecular Modeling
Machine Learning
H. P. Computing
Hit Candidates will be synthesized and tested in *in vitro* assays
Animal Studies

- Initiated April 20, 2020 with partner MolGenie, GmbH
  - Virtual Screening (1.2 BB compounds)
  - Targets: Main Protease (M^{pro}), Endoribonuclease (NSP-15)
- *In Silico* Hits
  - Utilize Molecular Modeling, Screening algorithms
  - "Hits" will be synthesized and tested in vitro
  - Candidate Drugs will be tested in animal models
- Pre-IND Testing
- Clinical Trials

Current Status

- ✓ Completed Initial Screening
- ✓ Identified several Hit compounds
- ✓ Identified compounds with comparable potency to Remdesivir
- ✓ Completed proof-of-concept animal studies
- ✓ **Identified compound that is 5x potent compared to authorized drug**

Goals

- ☐ Inexpensive, orally-administered pill, outpatient setting
- ☐ Perform combinatorial medicinal chemistry around best compound from animal POC study to increase potency and optimize pharmacokinetics
- ☐ Commence Pre-IND studies

Value-Creating Near-Term Milestones

Breast Cancer Vaccine

- **Phase 1a trial fully enrolled**
- First patient dosed in Phase 1b
- Clinical data release

Q3 2022 trial completion
Mid-2022 read out of topline data

Ovarian Cancer Vaccine

- **R&D Data release and publications**
- Initiate IND-enabling studies
- File IND application

CAR-T Program

- **Initiation of Clinical Trial**
- Patient recruitment
- First patient dosed
- Clinical data release
- Initiate pre-clinical work on other tumors; anti-angiogenesis

Early 2022 clinical trial initiation
Data planned for Q3 2022

Covid-19 Therapeutics

- **Selection of clinical candidate**
- Initiate IND-enabling studies
- Seek government research funding
- Strategic alliances
- File IND application

Near-Term Shareholder Goals

- Raise visibility, market capitalization and liquidity
- Diversify investor base
- Maintain conservative cash position

Seasoned Management Team



Amit Kumar, Ph.D.
Chairman,
President and CEO

American Cancer Society®
CombiMatrix
IDEXX



Michael J. Catelani
Chief Operating Officer and
Chief Financial Officer

Tacere therapeutics
BENITEC BIOPHARMA silencing genes for life



Pamela D. Garzone, Ph.D.
Chief Development Officer

Calibr
Pfizer